UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2008

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 8, 2008, Russ Berrie and Company, Inc. (the “Company”) filed a Current Report on Form 8-K with respect to the consummation as of April 2, 2008 of the purchase by LaJobi, Inc. (“LJ”), a newly-formed indirect wholly-owned Delaware subsidiary of the Company, of substantially all of the assets used in the business of LaJobi Industries, Inc., a New Jersey corporation (“LaJobi”), and specified liabilities, pursuant to the terms of an Asset Purchase Agreement among LJ, LaJobi and each of Lawrence Bivona and Joseph Bivona (the “LaJobi 8-K”).  On June 18, 2008, the Company filed Amendment No. 1 to the LaJobi 8-K (“Amendment No. 1”) in order to amend and supplement Item 9.01 of the LaJobi 8-K to include financial statements and pro forma financial information of the business acquired.

The report of Wilkin & Guttenplan, P.C., certified public accountants of LaJobi (“W&G”), which was included as part of the financial statements of LaJobi provided in Amendment No.1, contained a qualification with respect to the financial position of LaJobi as of December 31, 2006 and the results of its operations and cash flows for the years ended December 31, 2006 and 2005, as a result of W&G’s conclusion that LaJobi’s financial statements for such periods should have included the accounts of Blackstone Manufacturing, LLC to conform with accounting principles generally accepted in the United States of America.

The Company is filing this Amendment No. 2 to the LaJobi 8-K (“Amendment No. 2”), to amend and restate Item 9.01 of Amendment No. 1, to (i) replace the audited financial statements of LaJobi included in Amendment No. 1 with audited amended and restated financial statements that correct the deficiency noted in the report of W&G in Amendment No. 1, along with an unqualified opinion from such firm as to all three years covered by their report and (ii) amend and restate the pro forma financial information included in Amendment No. 1.  Except as described above, this Amendment No. 2 does not modify or update other disclosures in, or exhibits to, the LaJobi 8-K or Amendment No. 1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The following financial statements of LaJobi Industries, Inc. are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A, and are incorporated herein by reference thereto:

•                  Report of Wilkin & Guttenplan, P.C.

•                  Balance Sheets as of December 31, 2007 and 2006 (audited)

•                  Statements of Income for the years ended December 31, 2007, 2006 and 2005 (audited)

•                  Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Notes to the Financial Statements (audited)

•                  Balance Sheet as of March 31, 2008 (unaudited)

•                  Statements of Income for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Statements of Changes in Stockholders’ Equity for the three months ended March 31, 2008 (unaudited)

•                  Statements of Cash Flows for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Notes to the Unaudited Financial Statements

(b)           Pro forma financial information.

The following unaudited pro forma financial information of the Company and LaJobi Industries, Inc. is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A, and is incorporated herein by reference thereto:

•                  Unaudited Pro forma Combined Balance Sheet as of March 31, 2008

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2007

•                  Unaudited Pro forma Combined Statement of Operations for the three months ended March 31, 2008

•                  Notes to the Unaudited Combined Proforma Financial Statements

(d)           Exhibits.

The following exhibits are filed with this report:

Exhibits

4.21         Amended and Restated Credit Agreement, dated as of April 2, 2008, among Russ Berrie and Company, Inc., Kids Line, LLC, Sassy, Inc., I & J Holdco, Inc., LaJobi, Inc., CoCaLo, Inc. (via a Joinder Agreement), the financial institutions party thereto or their assignees (the “Lenders”), LaSalle Bank National Association, as Administrative Agent for the Lenders and as Fronting Bank, Sovereign Bank as Syndication Agent, Wachovia Bank, N.A. as Documentation Agent and Banc of America Securities LLC as Lead Arranger, incorporated by reference to the LaJobi 8-K.

4.22         Amended and Restated Guaranty and Collateral Agreement, dated as of April 2, 2008, entered into among Kids Line, LLC, Sassy, Inc., I&J Holdco, Inc., LaJobi Inc. and CoCaLo, Inc. (via a Joinder Agreement) in favor of LaSalle Bank National Association, as Administrative Agent, incorporated by reference to the LaJobi 8-K.

23.1         Consent of Wilkin & Guttenplan, P.C.

99.1         Press Release, dated April 3, 2008, incorporated by reference to the LaJobi 8-K.

99.2         LaJobi Industries, Inc. Financial Statements

•                  Report of Wilkin & Guttenplan, P.C.

•                  Balance Sheets as of December 31, 2007 and 2006 (audited)

•                  Statements of Income for the years ended December 31, 2007, 2006 and 2005 (audited)

•                  Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Notes to the Financial Statements (audited)

•                  Balance Sheet as of March 31, 2008 (unaudited)

•                  Statements of Income for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Statement of Changes in Stockholders’ Equity for the three months ended March 31, 2008 (unaudited)

•                  Statements of Cash Flows for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Notes to the Unaudited Financial Statements

99.3         Unaudited Pro Forma Combined Financial Statements

•                  Unaudited Pro forma Combined Balance Sheet as of March 31, 2008

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2007

•                  Unaudited Pro forma Combined Statement of Operations for the three months ended March 31, 2008

•                  Notes to the Unaudited Combined Pro forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2009	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and
General Counsel

Exhibit Index

23.1         Consent of Wilkin & Guttenplan, P.C.

99.2         LaJobi Industries, Inc, Financial Statements

•                  Report of Wilkin & Guttenplan, P.C.

•                  Balance Sheets as of December 31, 2007 and 2006 (audited)

•                  Statements of Income for the years ended December 31, 2007, 2006 and 2005 (audited)

•                  Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005  (audited)

•                  Notes to the Financial Statements (audited)

•                  Balance Sheet as of March 31, 2008 (unaudited)

•                  Statements of Income for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Statement of Changes in Stockholders’ Equity for the three months ended March 31, 2008 (unaudited)

•                  Statements of Cash Flows for the three months ended March 31, 2008 and 2007 (unaudited)

•                  Notes to the Unaudited Financial Statements

99.3         Unaudited Pro Forma Combined Financial Statements

•                  Unaudited Pro forma Combined Balance Sheet as of March 31, 2008

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2007

•                  Unaudited Pro forma Combined Statement of Operations for the three months ended March 31, 2008

•                  Notes to the Unaudited Combined Proforma Financial Statements